                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below appoints James H. Watson, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Form 10-SB, and any related Form 10-SB, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact, and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and conforming all that such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof. Each person whose signature appears below hereby revokes any power of attorney granted in connection with this form 10-SB Statement prior to the 20th day of August 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934 this Form 10-SB has been signed by the following persons in the capacities indicated below on the 20th day of August 1999.


                                        /s/ CLIFFORD J. SMITH
                                        ----------------------------------
                                        Clifford J. Smith, Director


                                        /s/ JAMES H. WATSON, JR.
                                        ----------------------------------
                                        James H. Watson, Jr., Director


                                        /s/ STEVEN J. SANTAMARIA
                                        ----------------------------------
                                        Steven J. Santamaria, Director


                                        /s/ LAWRENCE K. KIMBALL
                                        ----------------------------------
                                        Lawrence K. Kimball, Director